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                                                                   Exhibit 10.15


                             SUBORDINATION AGREEMENT

         This Subordination Agreement ("Agreement") is entered into as of this 19th day of December between Guaranty Business Credit Corporation ("GBCC"), General Electric Capital Corporation, The CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc., People's Capital and Leasing Corp., Safeco Credit Company and Siemens Financial Services, Inc. (collectively the "Lenders").

                                    RECITALS:

         WHEREAS, GBCC has or will be obtaining a security interest in all of the assets of U.S. Plastic Lumber, Ltd. and U.S. Plastic Lumber Corp. (collectively, the "Debtors") except as specifically excluded in the lending agreements between Debtors and GBCC (the "GBCC Collateral");

         WHEREAS, the Lenders currently hold: (i) a first priority security interest in the equipment described on Exhibit 1 hereto and by this reference incorporated herein, together with all additions, attachments, accessions, substitutions, replacements or exchanges therefore and any and all insurance and/or other proceeds thereof (the "Initial Collateral"); and (ii) a security interest in all other equipment of Debtor, whether now owned or hereafter acquired, including all accessions, attachments, replacements, substitutions, modifications and additions thereto, and any and all proceeds and products thereof (the "Additional Collateral"), which liens were granted pursuant to and are more particularly described in that certain Master Security Agreement dated as of February 24, 2000, by and among Lenders, U.S. Plastic Lumber, Ltd. and The Eaglebrook Group, Inc., as amended, together with Lenders' related security documents; and

         WHEREAS, in order to induce GBCC to make loans to Debtors, or either of them, the parties' desire to confirm the respective priority of their security interests as set forth below.

         NOW THEREFORE, for good and valuable consideration, the parties hereto do hereby agree as follows:

         1. GBCC hereby subordinates its lien and security interest in the GBCC Collateral, whether now existing or hereafter arising, to the lien and security interest of Lenders in the Initial Collateral, subject however to the terms of paragraph 3 below. GBCC confirms that nothing contained herein shall affect the Acknowledgement of GBCC in favor of Lenders with respect to those certain contractual options of The Eaglebrook Group, Inc. which Acknowledgment remains in full force and effect.

         2. Lenders subordinate their lien and security interest whether now existing or hereafter arising in the Additional Collateral, to the lien and security interest of GBCC in such Additional Collateral.

         3. Lenders further subordinate their lien and security interest in any replacements, substitutions or exchanges (collectively "Replacements") to the Initial Collateral. For purposes of this Agreement, the term Replacements shall be limited to only replacement or substituted
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equipment purchased by Debtors with loaned funds received from GBCC or equipment received by exchange but only to the extent any portion of the price for the new equipment is paid with loaned funds received from GBCC. "Replacements" shall not include any replacement, substituted or exchanged equipment that was purchased with insurance or other proceeds or any other sources of the Initial Collateral.

         4. GBCC agrees it will not foreclose on the Initial Collateral (other than with respect to Replacements as defined in paragraph 3 above) without the prior written consent of Lenders or unless all obligations owed to Lenders by Debtors have been repaid and satisfied in full. Lenders agree they will not foreclose on the GBCC Collateral, other than the Initial Collateral (excluding Replacements) without the prior written consent of GBCC or until all obligations of Debtors to GBCC have been paid and satisfied in full and all commitments of GBCC to provide financing have been terminated.

         5. This Subordination Agreement shall be governed by the laws of the State of California. In the event of an action to enforce the terms of this Subordination Agreement, the prevailing party shall be entitled to recovery of its costs and reasonable attorneys' fees.

                  [Remainder of Page Intentionally Left Blank]
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         IN WITNESS WHEREOF, this Subordination Agreement has been duly executed as of the date first set forth above.

                                          GUARANTY BUSINESS CREDIT CORPORATION


                                          By: /s/ Ronald S. Montgomery
                                             --------------------------------
                                          Its: Senior Vice President
                                             --------------------------------

                                          GENERAL ELECTRIC CAPITAL CORPORATION


                                          By: /s/ Ronald L. Fontana
                                             --------------------------------
                                          Its: Senior Risk Manager
                                             --------------------------------

                                          THE CIT GROUP/EQUIPMENT FINANCING,
                                          INC.

                                          By: /s/ Tyler Clement
                                             --------------------------------
                                          Its: Senior Portfolio Manager
                                             --------------------------------

                                          SAFECO CREDIT COMPANY, INC.

                                          By: /s/ Ronald L. Fontana
                                             --------------------------------
                                          Its: Senior Risk Manager
                                             --------------------------------

                                          HSBC BUSINESS CREDIT (USA), Inc. as
                                          successor to HSBC BUSINESS LOANS, INC.

                                          By: /s/ Fernando A. Torres
                                             --------------------------------
                                          Its: Vice President, Special Credits
                                             --------------------------------
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                                          PEOPLE'S CAPITAL AND LEASING CORP.

                                          By: /s/ Frank J. Fonseca
                                             -----------------------------------
                                          Its: Vice President, Credit
                                             -----------------------------------

                                          SIEMENS FINANCIAL SERVICES, INC.

                                          By: /s/  Craig L. Johnson
                                             -----------------------------------
                                          Its: Vice President, Credit and
                                               Operations -- Risk Management
                                             -----------------------------------

Agreed to and acknowledged:

U.S. PLASTIC LUMBER, LTD.


By:  /s/ Bruce C. Rosetto
---------------------------------
Its: Secretary
---------------------------------

U.S. PLASTIC LUMBER CORP.

By:  /s/ Bruce C. Rosetto
---------------------------------
Its: General Counsel and Secretary
---------------------------------